FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


         Date of Report (Date of earliest event reported) April 28, 1999


                          Centennial Banc Share Corp..
                          ----------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                         0-23965                   84-1374481
   --------                         -------                   ----------
(State or other                   (Commission         (IRS Employer File Number)
jurisdiction of                    File No.)
incorporation)




               6970 South Holly Circle, #105, Englewood, CO 80112
               --------------------------------------------------
             (Address of principal executive offices and zip code)



                                 (303) 840-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


Item 1.   Changes in Control of Registrant.

          Not Applicable

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy or Receivership.

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable

Item 5.   Other Events

          Not Applicable

Item 6.   Resignation of Registrant's Directors.

          Pat Kimminau has resigned as a Director of the Registrant. A copy of her resignation is attached hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Not Applicable

Item 8.   Change in Fiscal Year.

          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                CENTENNIAL BANC SHARE CORP.



Dated: April 28, 1999                           By: /s/ J. Dean Burden
                                                   -----------------------------
                                                   President

                              Patricia J. Kimminau
                              3270 Avenida Magoria
                           Escondido, California 92029
                                 (760) 480-9196




April 23, 1999



Board of Directors
Centennial Banc Share Corp.
6970 South Holly Circle #105
Englewood, Colorado 80112



Gentlemen;

Please accept this letter as my resignation from the Board of Directors of Centennial Banc Share Corp.



Sincerely,

/s/ Patricia J. Kimminau
------------------------
Patricia J. Kimminau